UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

THQ INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On November 5, 2012, THQ Inc. (“THQ” or the “Company”) issued a press release announcing its financial results for the fiscal 2013 second quarter. A copy of the press release is attached hereto as Exhibit 99.1. Neither the information contained in this Item 2.02 of this Form 8-K nor the information in the press release shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

In addition to containing results determined in accordance with United States generally accepted accounting principles (“GAAP”), the Company's press release attached hereto as Exhibit 99.1 discloses non-GAAP financial measures that exclude the impact of the following: stock-based compensation expense; certain deferred revenue and related costs; business realignment and related expenses; capitalized interest; and other significant charges and benefits. The Company excludes these items from its non-GAAP financial measures primarily because the Company does not believe they are reflective of the Company's primary business, ongoing operating results or future outlook. Non-GAAP results also include the impact of any foreign currency fluctuations on our available-for-sale investment securities, when classified in equity for GAAP purposes. Additionally, for non-GAAP purposes, the Company uses a fixed, long-term projected tax rate of 15% to evaluate its operating performance, as well as to forecast, plan and analyze future periods. The Company believes that the use of non-GAAP financial measures provides meaningful supplemental information regarding its financial condition and results of operations, and helps investors compare actual results to its long-term operating goals as well as to its performance in prior periods. The non-GAAP financial measures included in the press release have been reconciled to the comparable GAAP results and should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Section 9 — Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
	Exhibit Number	Description
	99.1	Press Release dated November 5, 2012, relating to the Company's financial results for the fiscal 2013 second quarter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Paul J. Pucino
Date: November 5, 2012		Paul J. Pucino,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 5, 2012, relating to the Company's financial results for the fiscal 2013 second quarter.